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                                                                   Exhibit 10.18

                     AMENDMENT NO. 3 TO EQUIPMENT LEASE AGREEMENT


          This Amendment No. 3 to Equipment Lease Agreement (this "Amendment") is dated as of June 14, 1995, between Carlisle Plastics, Inc., ("Lessee") and General Electric Capital Corporation, as agent for itself and certain Participants ("Lessor").

Recitals

          A. Lessee and Lessor are parties to an Equipment Lease Agreement dated as of April 4, 1994 (as amended to date, the "Lease"). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Lease.

          B. Lessee and Lessor have agreed to amend the Maximum Capital Expenditure covenant and the address for delivery of notices to Lessee in the Lease as provided below.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Amendment.

          (a) Section (a) of Exhibit G-1 to the Lease is hereby amended by deleting the following in its entirety:

               January 1, 1995, through December 31, 1995    $11,000,000

and substituting the following in lieu therefor:

               January  1, 1995, through December 31,1995    $16,000,000

           (b) The address for delivery of notices to Lessee set forth on the signature page of the Lease in hereby amended to read as follows:

                    1314 North Third Street
                    Phoenix, Arizona  85004
                    Attn:  Chief Financial Officer

           2. Closing condition. This Amendment shall be effective upon the receipt by Lessee and Lessor of executed counterparts of this Amendment or of telecopied confirmation of the execution and mailing of this Amendment.

           3. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which taken together shall constitute one and the same agreement.

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          4.   Ratification.  Except as expressly amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Lease shall remain unaltered and in full force and effect as amended hereby.

          IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be duly executed as of the day and year first set forth above.


                         GENERAL ELECTRIC CAPITAL CORPORATION,
                         AS AGENT FOR ITSELF AND CERTAIN
                         PARTICIPANTS


                         By:  /s/ P. WALSH
                              -------------------------
                              P. Walsh
                         Its: VP - Underwriting


                         CARLISLE PLASTICS, INC.


                         By:  /s/ CHERYL SAUTER
                              -------------------------
                              Cheryl Sauter
                         Its: Treasurer